UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 16, 2012

(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 16, 2012, Equity LifeStyle Properties, Inc. (the “Company”) issued a news release announcing its results of operations for the three and six months ended June 30, 2012. The information is furnished as Exhibit 99.1 to this report on Form 8-K.

Attached as Exhibit 99.2 is a supplemental package that was posted on the Company’s website, www.equitylifestyle.com, on July 16, 2012. Included in this package is additional information regarding the Company’s June 30, 2012 results and the Company’s earnings guidance for the year ended December 31, 2012 and three months ended September 30, 2012.

The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity LifeStyle Properties, Inc. under the Securities Act of 1933, as amended.

The Company projects its net income per share (fully diluted) and funds from operations (“FFO”) per share (fully diluted) for the year ending December 31, 2012 to be between $1.04 and $1.24 and $4.44 and $4.64, respectively. The Company projects its net income per share (fully diluted) and FFO per share (fully diluted) for the three months ending September 30, 2012 to be between $0.32 and $0.42 and $1.10 and $1.20, respectively. The supplemental package attached as Exhibit 99.2 provides detailed guidance assumptions.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the recent acquisitions on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•

the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

•	the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

•	the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	the Company’s assumptions about rental and home sales markets;

•	the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations;

•	the Company’s ability to manage counterparty risk;

•

in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•

results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of the recent acquisitions and the Company’s estimates regarding the future performance of recent acquisitions;

•	unanticipated costs or unforeseen liabilities associated with the recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.

Exhibit 99.1	Equity LifeStyle Properties, Inc. press release dated July 16, 2012, “ELS Reports Second Quarter Results”

Exhibit 99.2	Second Quarter 2012 Supplemental Operating and Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

By:	/s/ Thomas Heneghan
Thomas Heneghan Chief Executive Officer

By:	/s/ Marguerite Nader
Marguerite Nader President and Chief Financial Officer

Date: July 17, 2012